Semiannual Report March 31, 2001
Oppenheimer New York Municipal Fund

REPORT HIGHLIGHTS

CONTENTS
1	President’s Letter

3	An Interview with your Fund’s Manager

9	Financial Statements

28	Officers and Trustees

Fund Objective

Oppenheimer New York Municipal Fund seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.

Cumulative Total Returns*
For the Six-Month Period
Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	6.82%	1.74%

Class B	6.33	1.33

Class C	6.41	5.41

Average Annual Total Returns*
For the 1-Year Period
Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	10.71%	5.45%

Class B	9.87	4.87

Class C	9.87	8.87

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenhiemer
New York
Municipal Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.

      The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.

      As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying

1 OPPENHEIMER NEW YORK MUNICIPAL FUND

PRESIDENT’S LETTER

the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Manager
Jerry Webman

Q. How did the Fund perform during the six months that ended March 31, 2001?

A. Oppenheimer New York Municipal Fund performed well. The Fund’s Class A shares delivered a six-month total return of 6.82%, without sales charge for the period.1 The standardized yield for the Fund’s Class A Shares for the 30 days ended March 31, 2001, was 4.59%.2 We attribute the Fund’s gains during the period to our emphasis on high-grade securities with maturities of 15 to 20 years and to enhanced risk management of the portfolio.

How did the slowing U.S. economy affect the New York municipal market?

It triggered a bond market rally and an increased emphasis by investors on higher rated bonds, both of which benefited the Fund.

      After January, the Federal Reserve took aggressive action to put the flagging U.S. economy back on a rapid-growth trajectory. The Fed lowered its key short-term rates by 1.0% in January and by 0.50% in mid-March. In response, the municipal bond markets rallied. Across the board, yields on municipal bonds fell and prices rose.

      This rally was even more pronounced in New York, where the large number of high net worth individuals and institutional investors creates exceptionally strong demand for tax-exempt investments. A slumping stock market sent many of these investors looking for alternatives to equities. As they flocked to Treasury securities and other high quality bonds, the increased

1.	See page 7 for further details.

2.	Standardized yield for Class A shares is based on net investment income for the 30-day period ended March 31, 2001, and the maximum offering price (MOP) at the end of the period (including the maximum sales charge) for Class A shares.

3 OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“We’ve increased our focus on structural aspects of the portfolio, such as credit quality, yield-curve exposure and call protection.”

demand helped to support the prices of municipal bonds, especially investment-grade bonds and those with 15- to 20-year maturities. In fact, even though the supply of New York municipal bonds grew during the latter weeks of the period, the demand was strong enough to absorb the additional inventory and keep prices strong.

How did you alter the Fund’s portfolio during this period?

We took steps to enhance our risk management of the portfolio. For instance, to better manage the Fund’s yield curve exposure, we’re using proprietary analytical software to try to project how various parts of the yield curve may behave under different scenarios. By having a greater understanding of the specific risks to the portfolio, we also have a better idea of how and when we can afford to be more aggressive.

What other changes did you make?

We’ve been more proactive about managing credit quality in the portfolio. There were no credit-related problems during the period, and while there can be no guarantees about credit issues in the future, we want to try to continue to avoid such complications.

      Also, we used our analytical programs to help reduce the Fund’s call exposure. Callable bonds can be redeemed by the issuers before they mature. This is most likely to happen when interest rates decline because the issuers can then issue new debt at a lower coupon rate. So, when interest rates drop and the bond market rallies, some callable bonds will be redeemed by the issuers, and prices of some of the remaining callable

4 OPPENHEIMER NEW YORK MUNICIPAL FUND

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/01[3]

Class A

1-Year	5-Year	10-Year

5.45%	4.77%	6.18%

Class B		Since

1-Year	5-Year	Inception

4.87%	4.66%	4.70%

Class C		Since

1-Year	5-Year	Inception

8.87%	4.98%	5.22%

Standardized Yields[4]
For the 30 Days Ended 3/31/01

Class A	4.59%

Class B	4.05

Class C	4.05

issues may not appreciate as much as comparable noncallable issues. Our analytic models help reduce the possibility of getting caught in this trap. They identify callable issues that may do well in a market rally, such as issues with features that may prevent or preclude a call under certain conditions. The analytic models also tell us what would be a fair price to pay for these call-protected securities.

      By increasing our attention to the structural aspects of the portfolio—credit quality, yield-curve exposure and call sensitivity—we hope to put the Fund on a track to more consistent, and consistently competitive, total returns.

What is your outlook for the Fund?

The overall outlook for municipals is positive. We don’t believe they can go much higher—prices are already at historically high levels—but neither do we believe that they are likely to decline much in the near future. Lofty as their prices are, municipals are still relatively inexpensive compared to Treasury securities. And, as long as the economy remains anemic, investor demand for high quality alternatives to stocks should keep upward pressure on municipal security prices.

3.	See notes on page 7 for further details.

4.	Standardized yield is based on net investment income for the 30-day period ended March 31, 2001. Falling share prices will tend to artificially raise yields.

5 OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

      As for New York and its economy, the situation is relatively stable at this time. After several years of rapid economic growth, the state’s coffers are full, and the recent downturn has not as yet begun to drain them. However, if the present bear market in equities continues long enough and investors stop purchasing stocks, it may have a negative effect on the state’s economy, since Wall Street represents a large portion of New York’s gross state product. And a slowing economy could mean reduced revenues for projects like toll roads, so we will be watching the Fund’s credit exposure carefully. This attention to risk management, combined with our commitment to maintaining the Fund’s income level, is what makes Oppenheimer New York Municipal Fund part of The Right Way to Invest.

Top Five Industries[6]

Higher Education	16.5%

Electric Utilities	13.6

General Obligation	12.0

Highways	8.3

Manufacturing, Non-Durable Goods	7.0

5.	Portfolio data is subject to change. Percentages are as of March 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation includes securities rated by national ratings organizations as well as unrated securities (currently 13.00% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

6.	Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of investments.

6 OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

While municipal bond funds seek to pay tax-exempt income, a portion of the Fund’s dividends may be taxable. Capital gains distributions, if any, by the fund are taxable as capital gains. For investors subject to alternative minimum tax, a portion of the Fund’s dividends may increase that tax.

Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER NEW YORK MUNICIPAL FUND

Financials

8 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

Municipal Bonds and Notes—98.7%

New York—80.2%

Allegany Cnty., NY IDA RB, Houghton College Civic Facility, 5.25%, 1/15/18	NR/BBB	$1,500,000	$1,456,710

Allegany Cnty., NY IDA RB, Houghton College Civic Facility, 5.25%, 1/15/24	NR/BBB	1,500,000	1,428,105

Erie Cnty., NY IDA Life Care Community RB, Episcopal Church Home, Series A, 6%, 2/1/28	NR/NR	6,700,000	5,900,422

L.I., NY PAU Electric System RB, Series A, 5.125%, 9/1/29	Baa1/A-/A-	4,395,000	4,254,316

L.I., NY PAU Electric System CAP RB, FSA Insured, Zero Coupon, 5.83%, 6/1/19[1]	Aaa/AAA/AAA	6,000,000	2,383,980

L.I., NY PAU Electric System CAP RB, FSA Insured, Zero Coupon, 4.75%, 6/1/20[1]	Aaa/AAA/AAA	4,500,000	1,680,480

L.I., NY PAU Electric System CAP RB, FSA Insured, Zero Coupon, 5.69%, 6/1/21[1]	Aaa/AAA/AAA	5,810,000	2,048,896

L.I., NY PAU Electric System CAP RB, FSA Insured, Zero Coupon, 5.90%, 6/1/22[1,2]	Aaa/AAA/AAA	10,000,000	3,342,000

Monroe Cnty., NY IDA RB, DePaul Community Facilities, Series A, 5.875%, 2/1/28	NR/NR	1,800,000	1,437,840

Niagara Falls, NY SDI COP, High School Facilities, MBIA-IBC Insured, 5.375%, 6/15/28	Aaa/AAA/AAA	7,645,000	7,762,504

NYC GOB, Inverse Floater, 7.383%, 8/1/08[3]	A2/A/A+	8,250,000	9,023,437

NYC GOB, Inverse Floater, 8.361%, 8/1/13[3]	Baa1/A-/A+	5,000,000	5,468,750

NYC GOB, Inverse Floater, 8.361%, 8/1/14[3]	Baa1/A-/A+	8,150,000	8,893,687

NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16	Aaa/AAA/A+	157,500	162,571

NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19	Aaa/A/A+	1,295,000	1,360,915

NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17	Aaa/AAA	8,500,000	8,896,270

NYC GOB, Series B, 8.25%, 6/1/07	A2/A/A+	1,750,000	2,145,185

NYC GOB, Series B, FSA Insured, 6%, 10/1/07	Aaa/AAA	7,500,000	7,883,475

NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19	A2/A/A+	5,000	5,232

NYC GORB, Unrefunded Balance, Series F, 7.625%, 2/1/14	A2/A/A+	5,000	5,235

NYC GOUN, Prerefunded, Series C, Subseries C-1, 7.50%, 8/1/20	Aaa/A/A+	5,000	5,356

NYC GOUN, Series H, 5%, 3/15/29	A2/A/A+	4,480,000	4,313,478

NYC HDC MH RB, Seaview Town House Project, 6.50%, 1/15/18	Aa2/NR	2,673,303	2,809,936

NYC HDC MH RB, Keith Plaza Project, 6.50%, 2/15/18	Aa2/NR	1,760,810	1,849,045

NYC Health & Hospital Corp. RRB, AMBAC Insured, Inverse Floater, 7.614%, 2/15/23[3]	Aaa/AAA/AAA	12,500,000	12,796,875

NYC IDA Civic Facility RB, Community Resources Development, 7.50%, 8/1/26	NR/NR	3,965,000	4,044,181

NYC IDA Civic Facility RB, USTA National Tennis Center Project, FSA Insured, 6.375%, 11/15/14	Aaa/AAA/AAA	1,500,000	1,651,875

9 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

New York Continued

NYC IDA RRB, Brooklyn Navy Yard Cogen Partners, 5.75%, 10/1/36	Baa3/BBB-	$3,500,000	$3,277,400

NYC IDA RRB, Brooklyn Navy Yard Cogen Partners, 6.20%, 10/1/22	Baa3/BBB-	5,000,000	5,104,700

NYC IDA SPF RB, Northwest Airlines, Inc., 6%, 6/1/27	Ba2/BB	13,250,000	12,309,250

NYC IDA SPF RB, United Air Lines, Inc. Project, 5.65%, 10/1/32	Baa3/BB+	2,335,000	2,091,763

NYC IDAU Civil Facility RB, YMCA Greater NY Project, 5.80%, 8/1/16	Baa3/NR/BBB	2,470,000	2,436,507

NYC IDAU RB, Visy Paper, Inc. Project, 7.80%, 1/1/16	NR/NR	6,800,000	7,136,804

NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28	NR/NR	13,500,000	14,202,270

NYC IDAU SPF RB, Terminal One Group Assn Project, 6%, 1/1/15	A3/A-/A-	6,000,000	6,279,660

NYC IDAU SPF RB, Terminal One Group Assn Project, 6.125%, 1/1/24	A3/A-/A-	3,000,000	3,139,080

NYC MWFAU WSS RRB, 5.50%, 6/15/33	Aa2/AA/AA	8,000,000	8,254,720

NYC MWFAU WSS RRB, Prerefunded, Series A, 7.10%, 6/15/12	Aaa/AAA/AAA	180,000	183,287

NYC MWFAU WSS RRB, Unrefunded Balance, Series A-1994, 7.10%, 6/15/12	Aa2/AA/AA	95,000	96,588

NYS DA CUS RB, Consolidated Fourth Generation, Series A, FGIC Insured, 5.125%, 7/1/30	Aaa/AAA/AAA	5,000,000	5,041,500

NYS DA RB, Ithaca College, AMBAC Insured, 5.25%, 7/1/26	Aaa/AAA	5,750,000	5,785,880

NYS DA RB, Judicial Facilities Lease, Escrowed to Maturity, BIG Insured, 7.375%, 7/1/16	Aaa/AAA	245,000	303,832

NYS DA RB, Judicial Facilities Lease, Escrowed to Maturity, MBIA Insured, 7.375%, 7/1/16	Aaa/AAA	2,265,000	2,792,451

NYS DA RB, Pooled Capital Program, Partially Prerefunded, FGIC Insured, 7.80%, 12/1/05	Aaa/AAA/AAA	895,000	910,197

NYS DA RRB, CUS Consolidated-1, FSA Insured, 5.375%, 7/1/24	Aaa/AAA/AAA	19,500,000	19,866,210

NYS DA RRB, CUS, Second Series A, 5.75%, 7/1/18	A3/AA-	6,750,000	7,416,562

NYS DA RRB, CUS, Series B, 6%, 7/1/14	A3/AA-	8,875,000	9,969,110

NYS DA RRB, Mount Sinai Health, Series A, 6.50%, 7/1/25	Baa1/BBB+/A-	10,000,000	10,705,800

NYS DA RRB, St. Joseph’s Hospital Health Center, MBIA Insured, 5.25%, 7/1/18	Aaa/AAA	5,035,000	5,093,406

NYS DA RRB, St. Vincent’s Hospital, 7.375%, 8/1/11	Aa2/AAA	115,000	118,765

NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/15	A3/AA-/AA-	23,090,000	24,499,183

NYS DA RRB, SUEFS, Series A, 5.25%, 5/15/21	A3/AA-/AA-	5,010,000	5,183,647

NYS DA RRB, Upstate Community College, Series A, MBIA-IBC Insured, 5%, 7/1/28	Aaa/AAA/AAA	5,000,000	4,879,650

10 OPPENHEIMER NEW YORK MUNICIPAL FUND

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

New York Continued NYS DA SPO Bonds, CUS, Series E, FSA Insured, 5.75%, 7/1/11	Aaa/AAA	$5,955,000	$6,656,559

NYS EFCPC RB, State Water Revolving Fund, Series A, 6.60%, 9/15/12	Aaa/AAA/AA	250,000	265,332

NYS EFCPC RB, State Water Revolving Fund, Series C, 7.20%, 3/15/11	Aa2/A+	350,000	354,588

NYS ERDAUEF RB, Consolidated Edison Co., Series A, 7.50%, 1/1/26	A1/A+	280,000	284,200

NYS ERDAUEF RB, L.I. Lighting Co., Prerefunded, Series C, 6.90%, 8/1/22	Baa3/A-	10,200,000	10,986,522

NYS ERDAUEF RB, Unrefunded Balance, Series A, 7.15%, 12/1/20	Baa3/A	1,990,000	2,090,694

NYS ERDAUGF RB, Brooklyn Union Gas Co., Series B, Inverse Floater, 10.081%, 7/1/26[3]	A2/A+	6,000,000	7,057,500

NYS ERDAUGF RB, Brooklyn Union Gas Co., Series D, MBIA Insured, Inverse Floater, 7.538%, 7/8/26[3]	Aaa/AAA	3,000,000	3,063,750

NYS ERDAUPC RB, NYS Electric & Gas Project, Series A, MBIA Insured, 6.15%, 7/1/26	Aaa/AAA	4,000,000	4,228,480

NYS GORB, 9.875%, 11/15/05	A2/AA/AA	400,000	501,508

NYS HFA RB, 8.104%, 11/1/15[4,5]	NR/NR	6,085,000	6,875,137

NYS HFA RB, MH Secured Mtg. Program-A, 7.05%, 8/15/24	Aa1/NR	350,000	364,886

NYS HFA RB, Unrefunded Balance, 8%, 11/1/08	A3/A	285,000	289,252

NYS HFA RRB, State University Construction, Escrowed to Maturity, Series A, 7.90%, 11/1/06	Aaa/AAA	1,750,000	1,983,923

NYS HFASC Obligation RB, Series A, 6%, 3/15/26	A3/AA-	10,000,000	10,677,000

NYS LGAC RRB, Series E, 5%, 4/1/21	A3/AA-/AA-	500,000	499,060

NYS MAG RB, Homeowner Mtg., Series 69, 5.50%, 10/1/28	Aa1/NR	6,325,000	6,382,368

NYS MAG RB, Homeowner Mtg., Series 71, 5.40%, 4/1/29	Aa1/NR	20,465,000	20,513,297

NYS MAG RB, Inverse Floater, 6.458%, 10/1/24[3]	Aaa/NR	10,000,000	10,039,300

NYS MAG RB, Series 40-B, 6.40%, 10/1/12	NR/NR	500,000	524,045

NYS MCFFA RB, Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/1/14	Aaa/AAA	2,800,000	2,937,340

NYS MCFFA RB, MHESF, Unrefunded Balance, Series A, FGIC Insured, 6.375%, 8/15/17	Aaa/AAA/AAA	80,000	83,813

NYS MCFFA RB, Prerefunded, Series D, 6.45%, 2/15/09	NR/AAA	315,000	338,178

NYS MCFFA RRB, MHESF, Unrefunded Balance, Series A, 8.875%, 8/15/07	A3/AA-	260,000	270,400

NYS MTAU RB, Transportation Facilities Service Contracts, Series 3, 7.375%, 7/1/08	A3/AA-	250,000	285,935

NYS TBTAU GP RB, Series X, 6%, 1/1/14	Aa3/A+	14,510,000	14,678,316

11 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

New York Continued NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17	Aa3/A+	$15,000,000	$16,254,000

NYS UDC CAP RRB, Correctional, FSA Insured, 5.25%, 1/1/21	Aaa/AAA	1,000,000	1,003,460

NYS UDC RB, Correctional Facilities-

Service Contract, Series D, 5.125%, 1/1/25	Aaa/AAA/AAA	2,000,000	1,988,960

Onondaga Cnty., NY IDA SWD Facility RRB, Solvay Paperboard LLC Project, 6.80%, 11/1/14	NR/NR	2,500,000	2,528,550

Onondaga Cnty., NY IDA SWD Facility RRB, Solvay Paperboard LLC Project, 7%, 11/1/30	NR/NR	16,300,000	16,445,722

Onondaga Cnty., NY RR Agency RB, RR Facilities Project, 7%, 5/1/15	Baa1/NR	16,500,000	16,936,425

PAUNYNJ Consolidated RRB, 78th Series, 6.50%, 4/15/11	A1/AA-/AA-	250,000	260,130

PAUNYNJ SPO RRB, KIAC-4 Project, Fifth Installment, 6.75%, 10/1/19	NR/NR	12,600,000	12,863,214

Suffolk Cnty., NY IDA RRB, Nissequogue Cogen Partners Facility, 5.50%, 1/1/23	NR/NR	3,500,000	3,093,230

TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34	Aa2/A/A+	14,750,000	15,182,618

			468,876,670

U.S. Possessions—18.5%

Guam PAU RRB, Series A, MBIA-IBC Insured, 5.125%, 10/1/29	Aaa/AAA/AAA	7,750,000	7,729,230

Guam PAU RRB, Series A, MBIA-IBC Insured, 5.25%, 10/1/34	Aaa/AAA/AAA	10,000,000	10,111,100

PR CMWLTH Aqueduct & Sewer Authority RB, Escrowed to Maturity, 10.25%, 7/1/09	Aaa/AAA	1,185,000	1,517,238

PR CMWLTH HTAU RB, Prerefunded, Series S, 6.50%, 7/1/22	NR/AAA	7,000,000	7,406,490

PR CMWLTH HTAU RB, Series W, Inverse Floater, 6.379%, 7/1/10[3]	Baa1/A	9,000,000	9,720,000

PR CMWLTH Infrastructure FAU RRB, Unrefunded Balance, Series A, 7.75%, 7/1/08	Baa1/BBB+	1,355,000	1,374,919

PR CMWLTH Infrastructure FAU Special RRB, Unrefunded Balance, Series A, 7.90%, 7/1/07	Baa1/BBB+	95,000	96,435

PR CMWLTH Refunding GOUN, Series 312, FSA Insured, 8.012%, 7/1/20[4]	Aaa/NR	19,000,000	20,425,000

PR EPAU CAP RRB, Series N, MBIA Insured, Zero Coupon, 5.69%, 7/1/17[1]	Aaa/AAA	24,000,000	10,789,440

PR Housing Bank & Finance Agency SFM RB, Homeownership-Fourth Portfolio, Escrowed to Maturity, 8.50%, 12/1/18	Aaa/NR	1,580,000	1,729,500

PR Industrial Medical & Environmental PC

Facilities FAU RRB, Special Facilities-

American Airlines, Series A, 6.45%, 12/1/25	A3/BBB-	1,285,000	1,347,323

12 OPPENHEIMER NEW YORK MUNICIPAL FUND

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

U.S. Possessions Continued

PR Industrial, Tourist, Educational, Medical & Environmental Control Facilities RB, Cogen Facilities AES Puerto Rico Project, 6.625%, 6/1/26	Baa2/NR/BBB	$11,025,000	$11,632,919

PR POAU RB, American Airlines SPF Project, Series A, 6.25%, 6/1/26	Baa2/BBB-	8,000,000	8,210,320

PR Telephone Authority RB, Prerefunded, MBIA Insured, Inverse Floater, 7.168%, 1/16/15[3]	Aaa/AAA	10,000,000	10,925,000

Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19	NR/BBB-	4,970,000	5,327,790

			108,342,704

Total Investments, at Value (Cost $541,717,602)		98.7%	577,219,374

Other Assets Net of Liabilities		1.3	7,634,254

Net Assets		100.0%	$584,853,628

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP	Capital Appreciation	MAG	Mtg. Agency

CMWLTH	Commonwealth	MCFFA	Medical Care Facilities Finance Agency

COP	Certificates of Participation	MH	Multifamily Housing

CUS	City University System	MHESF	Mental Health Services Facilities

DA	Dormitory Authority	MTAU	Metropolitan Transportation Authority

EFCPC	Environmental Facilities Corp. Pollution Control	MWFAU	Municipal Water Finance Authority

EPAU	Electric Power Authority	NYC	New York City

ERDAUEF	Energy Research & Development	NYS	New York State

	Authority Electric Facilities	PAUNYNJ	Port Authority of New York & New Jersey

ERDAUGF	Energy Research & Development	PAU	Power Authority

	Authority Gas Facilities	PC	Pollution Control

ERDAUPC	Energy Research & Development	PFAU	Public Finance Authority

	Authority Pollution Control	POAU	Port Authority

FAU	Finance Authority	RB	Revenue Bonds

GP	General Purpose	RR	Resource Recovery

GOB	General Obligation Bonds	RRB	Revenue Refunding Bonds

GORB	General Obligation Refunding Bonds	SDI	School District

GOUN	General Obligation Unlimited Nts.	SFM	Single Family Mtg.

HDC	Housing Development Corp.	SPF	Special Facilities

HFA	Housing Finance Agency	SPO	Special Obligations

HFASC	Housing Finance Agency Service Contract	SUEFS	State University Educational Facilities System

HTAU	Highway & Transportation Authority	SWD	Solid Waste Disposal

IDA	Industrial Development Agency	TBTAU	Triborough Bridge & Tunnel Authority

IDAU	Industrial Development Authority	UDC	Urban Development Corp.

LGAC	Local Government Assistance Corp.	WSS	Water & Sewer System

L.I.	Long Island

13 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

1.	Zero coupon bond reflects the effective yield on the date of purchase.

2.	Securities with an aggregate market value of $250,650 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of Notes to Financial Statements.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,875,137 or 1.18% of the Fund’s net assets as of March 31, 2001.

As of March 31, 2001, securities subject to the alternative minimum tax amount to $180,747,048 or 30.90% of the Fund’s net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry	Market Value	Percent

Higher Education	$95,077,233	16.5%

Electric Utilities	78,310,905	13.6

General Obligation	69,090,102	12.0

Highways	48,058,806	8.3

Manufacturing, Non-Durable Goods	40,313,346	7.0

Single Family Housing	39,188,510	6.8

Marine/Aviation Facilities	33,637,526	5.8

Hospital/Healthcare	31,990,364	5.5

Multifamily Housing	22,576,004	3.9

Pollution Control	20,653,646	3.6

Resource Recovery	16,936,425	2.9

Special Assessment	15,182,618	2.6

Municipal Leases	14,780,606	2.6

Telephone Utilities	10,925,000	1.9

Water Utilities	8,889,184	1.5

Not-for-Profit Organization	8,132,563	1.4

Adult Living Facilities	7,338,262	1.3

Sales Tax	7,298,203	1.3

Gas Utilities	7,057,500	1.2

Sewer Utilities	1,782,571	0.3

Total	$577,219,374	100.0%

See accompanying Notes to Financial Statements.

14 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2001

Assets

Investments, at value (cost $541,717,602)—see accompanying statement	$577,219,374

Cash	369,109

Receivables and other assets:

Interest	9,389,390

Shares of beneficial interest sold	556,764

Daily variation on futures contracts	61,875

Other	52,004

Total assets	587,648,516

Liabilities

Payables and other liabilities:

Dividends	1,628,994

Shares of beneficial interest redeemed	444,161

Distribution and service plan fees	341,192

Trustees’ compensation	164,203

Shareholder reports	63,331

Transfer and shareholder servicing agent fees	38,216

Other	114,791

Total liabilities	2,794,888

Net Assets	$584,853,628

Composition of Net Assets

Paid-in capital	$563,247,043

Overdistributed net investment income	(178,300)

Accumulated net realized loss on investments transactions	(13,703,449)

Net unrealized appreciation on investments	35,488,334

Net Assets	$584,853,628

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $528,934,743 and 41,808,221 shares of beneficial interest outstanding)	$12.65

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.28

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,706,320 and 3,849,016 shares of beneficial interest outstanding)	$12.65

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,212,565 and 570,032 shares of beneficial interest outstanding)	$12.65

See accompanying Notes to Financial Statements.

15 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income

Interest	$17,647,820

Expenses

Management fees	1,543,133

Distribution and service plan fees:

Class A	608,236

Class B	243,054

Class C	31,855

Transfer and shareholder servicing agent fees	115,577

Custodian fees and expenses	20,909

Shareholder reports	16,730

Trustees’ compensation	3,822

Other	27,390

Total expenses	2,610,706

Less expenses paid indirectly	(11,807)

Net expenses	2,598,899

Net Investment Income	15,048,921

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investments	(1,067,890)

Closing of futures contracts	214,042

Net realized loss	(853,848)

Net change in unrealized appreciation on investments	23,549,084

Net realized and unrealized gain	22,695,236

Net Increase in Net Assets Resulting from Operations	$37,744,157

See accompanying Notes to Financial Statements.

16 OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2001	September 30,
	(Unaudited)	2000

Operations

Net investment income	$15,048,921	$31,983,346

Net realized gain (loss)	(853,848)	(12,875,486)

Net change in unrealized appreciation (depreciation)	23,549,084	5,549,463

Net increase in net assets resulting from operations	37,744,157	24,657,323

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(13,474,001)	(28,683,339)

Class B	(1,057,938)	(2,761,971)

Class C	(138,676)	(280,505)

Distributions from net realized gain:

Class A	—	(26,446)

Class B	—	(3,232)

Class C	—	(311)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(1,225,859)	(60,001,374)

Class B	(2,913,149)	(27,798,244)

Class C	1,005,608	(418,897)

Net Assets

Total increase (decrease)	19,940,142	(95,316,996)

Beginning of period	564,913,486	660,230,482

End of period (including overdistributed net investment income of $178,300 and $556,606, respectively)	$584,853,628	$564,913,486

See accompanying Notes to Financial Statements.

17 OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months						Year
	Ended						Ended
	March 31, 2001						Sept. 30,
Class A	(Unaudited)	2000	1999		1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$12.15	$12.24	$13.17		$12.79	$12.41	$12.29

Income (loss) from investment operations:

Net investment income	.33	.64	.64		.64	.69	.68

Net realized and unrealized gain (loss)	.49	(.09)	(.94)		.40	.37	.12

Total income (loss) from investment operations	.82	.55	(.30)		1.04	1.06	.80

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.32)	(.64)	(.63)		(.66)	(.68)	(.68)

Distributions from net realized gain	—	—[1]		—	—	—	—

Total dividends and/or distributions to shareholders	(.32)	(.64)	(.63)		(.66)	(.68)	(.68)

Net asset value, end of period	$12.65	$12.15	$12.24		$13.17	$12.79	$12.41

Total Return, at Net Asset Value[2]	6.82%	4.78%	(2.36)%		8.36%	8.78%	6.65%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$528,935	$509,288	$575,254		$609,183	$634,789	$667,258

Average net assets (in thousands)	$522,450	$529,839	$603,604		$621,555	$652,048	$684,981

Ratios to average net assets:[3]

Net investment income	5.30%	5.45%	5.04%		4.96%	5.49%	5.50%

Expenses	0.83%	0.89%	0.88%		0.87%[4]	0.86%[4]	0.91%[4]

Portfolio turnover rate	7%	26%	18%		25%	21%	21%

1.	Less than $0.005 per share.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER NEW YORK MUNICIPAL FUND

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class B	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$12.16	$12.25	$13.18	$12.79	$12.41	$12.30

Income (loss) from investment operations:

Net investment income	.28	.53	.54	.55	.59	.60

Net realized and unrealized gain (loss)	.48	(.07)	(.94)	.41	.38	.10

Total income (loss) from investment operations	.76	.46	(.40)	.96	.97	.70

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.27)	(.55)	(.53)	(.57)	(.59)	(.59)

Distributions from net realized gain	—	—[1]	—	—	—	—

Total dividends and/or distributions to shareholders	(.27)	(.55)	(.53)	(.57)	(.59)	(.59)

Net asset value, end of period	$12.65	$12.16	$12.25	$13.18	$12.79	$12.41

Total Return, at Net Asset Value[2]	6.33%	3.98%	(3.11)%	7.62%	7.97%	5.77%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$48,706	$49,671	$78,526	$107,021	$106,459	$101,302

Average net assets (in thousands)	$48,807	$60,299	$98,597	$106,130	$104,183	$98,488

Ratios to average net assets:[3]

Net investment income	4.53%	4.68%	4.25%	4.21%	4.72%	4.73%

Expenses	1.59%	1.67%	1.65%	1.63%[4]	1.63%[4]	1.68%[4]

Portfolio turnover rate	7%	26%	18%	25%	21%	21%

1.	Less than $0.005 per share.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$12.15	$12.24	$13.17	$12.79	$12.41	$12.30

Income (loss) from investment operations:

Net investment income	.28	.56	.56	.47	.57	.60

Net realized and unrealized gain (loss)	.49	(.10)	(.96)	.48	.39	.09

Total income (loss) from investment operations	.77	.46	(.40)	.95	.96	.69

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.27)	(.55)	(.53)	(.57)	(.58)	(.58)

Distributions from net realized gain	—	—[1]	—	—	—	—

Total dividends and/or distributions to shareholders	(.27)	(.55)	(.53)	(.57)	(.58)	(.58)

Net asset value, end of period	$12.65	$12.15	$12.24	$13.17	$12.79	$12.41

Total Return, at Net Asset Value[2]	6.41%	3.97%	(3.11)%	7.54%	7.95%	5.64%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$7,213	$5,954	$6,450	$6,168	$4,749	$2,007

Average net assets (in thousands)	$6,404	$6,121	$6,622	$5,420	$3,798	$752

Ratios to average net assets:[3]

Net investment income	4.51%	4.68%	4.26%	4.30%	4.67%	4.60%

Expenses	1.59%	1.66%	1.65%	1.63%[4]	1.63%[4]	1.77%[4]

Portfolio turnover rate	7%	26%	18%	25%	21%	21%

1.	Less than $0.005 per share.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Non-Diversification Risk. The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $76,988,300 as of March 31, 2001. Including the effect of leverage, inverse floaters represent 13.16% of the Fund’s total assets as of March 31, 2001.

21 OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

Expiring

2008	$225,130

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2001, a provision of $396 was made for the Fund’s projected benefit obligations and payments of $12,705 were made to retired trustees, resulting in an accumulated liability of $160,338 as of March 31, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

22 OPPENHEIMER NEW YORK MUNICIPAL FUND

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning October 1, 2001.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001		Year Ended September 30, 2000

	Shares	Amount	Shares	Amount

Class A

Sold	3,263,096	$40,640,896	4,799,165	$57,489,455

Dividends and/or distributions reinvested	707,391	8,795,634	1,584,670	19,000,614

Redeemed	(4,066,103)	(50,662,389)	(11,460,124)	(136,491,443)

Net decrease	(95,616)	$(1,225,859)	(5,076,289)	$(60,001,374)

Class B

Sold	466,650	$5,822,421	542,572	$6,491,530

Dividends and/or distributions reinvested	54,083	672,388	148,473	1,780,397

Redeemed	(757,762)	(9,407,958)	(3,017,091)	(36,070,171)

Net decrease	(237,029)	$(2,913,149)	(2,326,046)	$(27,798,244)

Class C

Sold	133,786	$1,670,161	312,646	$3,730,882

Dividends and/or distributions reinvested	7,099	88,334	16,775	201,113

Redeemed	(60,666)	(752,887)	(366,423)	(4,350,892)

Net increase (decrease)	80,219	$1,005,608	(37,002)	$(418,897)

3. Purchases and Sales of Securities The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $42,508,898 and $45,509,905, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.54%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

24 OPPENHEIMER NEW YORK MUNICIPAL FUND

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

March 31, 2001	$226,400	$46,416	$22,071	$136,118	$13,861

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
Contingent Deferred		Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

March 31, 2001	$—	$42,854	$ —

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $608,236 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $10,108 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

25 OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

			Distributor's	Distributor's
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$243,054	$187,987	$1,543,640	3.17%

Class C Plan	31,855	5,708	126,666	1.76

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

26 OPPENHEIMER NEW YORK MUNICIPAL FUND

As of March 31, 2001, the Fund had outstanding futures contracts as follows:

				Unrealized
		Number of	Valuation as of	Appreciation
Contract Description	Expiration Date	Contracts	March 31, 2001	(Depreciation)

Contracts to Purchase

U.S. Long Bond	6/20/01	120	$12,502,500	$(15,000)

U.S. Treasury Nts., 2 yr	6/27/01	100	20,598,438	1,562

				$(13,438)

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

27 OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMER NEW YORK MUNICIPAL FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Jerry Webman, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the fund without examination of the independent auditors.

For more complete information about Oppenheimer New York Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

© Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER NEW YORK MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
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General Information
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Ticker Symbols
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1.	Automatic investment plans do not assure profit or protect against losses in declining markets.

2.	At times this website may be inaccessible or its transaction feature may be unavailable.

RS0360.001.0301 May 30, 2001